August 28, 2015

VIA EDGAR United States Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549

RE:            Dividend and Income Fund (the "Fund")
Post-Effective Amendment No. 1 to Registration Statement on Form N-2
File Number 333-203126 (the "Registration Statement")
Ladies and Gentlemen:
On behalf of the Fund, we hereby file Post-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-2.  The Registration Statement is a "shelf" registration statement which permits the Fund to offer, from time to time in one or more offerings, up to $150 million of shares of beneficial interest in the Fund.  Shares may be offered at prices and on terms to be set forth in one or more supplements to the base prospectus (the "Base Prospectus") contained in the Registration Statement.
The Fund is (a) amending the Base Prospectus to include the Fund's unaudited financial highlights for the six month period ended June 30, 2015, and (b) amending the statement of additional information to incorporate by reference the Fund's semi-annual report for the six months ended June 30, 2015.
Please note that Jay Williamson was the examiner assigned to the Registration Statement in connection with the Fund's filings earlier this year and, accordingly, he is familiar with the Fund and the Registration Statement.
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Please contact the undersigned at (608) 284-2226 should you have any questions or comments regarding this filing.  We would like to have this filing declared effective as soon as possible and will work diligently to respond to any question and/or comments you have.
Very truly yours, GODFREY & KAHN, S.C. /s/ Pamela M. Krill Pamela M. Krill